UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 10, 2015

House of BODS Fitness, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 333-190667

Delaware	90-0620286
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

5417 Napoli Cove

Lake Mary, Florida 32746

(Address of principal executive offices, including zip code)

407-257-0400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS

INCLUDED IN THIS FORM 8-K ARE FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE IDENTIFIED BY THEIR USE OF TERMS AND PHRASES SUCH AS “MAY,” “EXPECT,” “ESTIMATE,” “PROJECT,” “PLAN,” “BELIEVE,” “INTEND,” “ACHIEVABLE,” “ANTICIPATE,” “WILL,” “CONTINUE,” “POTENTIAL,” “SHOULD,” “COULD,” AND SIMILAR TERMS AND PHRASES. ALL STATEMENTS, OTHER THAN STATEMENTS OF HISTORICAL FACTS, INCLUDED HEREIN CONCERNING, AMONG OTHER THINGS, BUSINESS STRATEGY AND OTHER PLANS AND OBJECTIVES FOR FUTURE OPERATIONS, ARE FORWARDLOOKING STATEMENTS. ALTHOUGH WE BELIEVE THAT THE EXPECTATIONS REFLECTED IN THESE FORWARD-LOOKING STATEMENTS ARE REASONABLE, THEY DO INVOLVE CERTAIN ASSUMPTIONS, RISKS AND UNCERTAINTIES. OUR ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN THESE FORWARD-LOOKING STATEMENTS.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

Tammy Skalko, CEO/President of House of BODS Fitness commented "We have had a difficult time securing a prudent auditor but, after a thorough search, we believe we have found a competent auditor to aid us in our financial disclosures. We are excited to work with Mr. Scrudato and reaffirm our commitment to making House of BODS Fitness successful."

Previous Independent Accountants

On April 10, 2015 the Board of Directors of the Company approved the resignation of Terry L. Johnson, CPA (“Johnson”) as the Company’s independent registered public accounting firm..

The report of Johnson, on our financial statements for our Amended Registration Statement (Form S-1/A) dated December 3, 2014 and declared effective by the U.S. Securities and Exchange Commission ("SEC") on December 17, 2014, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports contained explanatory paragraphs in respect to uncertainty as to our ability to continue as a going concern due to our working capital deficit and recurring net losses.

During the fiscal years ended December 31, 2014 and 2013 and through the date of this report, we have had no disagreements with Johnson, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Johnson, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

During the fiscal years ended December 31, 2014 and 2013 and the subsequent interim periods in 2015 and through the date of this report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the Securities and Exchange Commission (the “SEC”).

The Company has provided Johnson with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested Johnson to furnish a letter addressed to the SEC stating whether he agrees with the statements made above. Johnson has been unresponsive to numerous requests for various items.

New Independent Accountants

On May 8, 2015 the Board of Directors of the Company approved and ratified the appointment of John Scrudato CPA (“Scrudato”) as our new independent registered public accounting firm effective as of May 8, 2015.

During the fiscal years ended December 31, 2014 and 2013 and the subsequent interim periods in 2015 and through the date of our engagement, we did not consult with Scrudato regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Johnson with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested Johnson to furnish a letter addressed to the SEC stating whether he agrees with the statements made above.

The Company has authorized Johnson to respond fully to all inquiries of JS.

Item 4.02 - Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On about April 10, 2015, the Company's independent certifying accountant, Terry L. Johnson, CPA, notified the Company that he was under investigation by the Securities and Exchange Commission and could no longer continue in his capacity as the company’s auditor.

In light of the foregoing, the Company’s Board of Directors determined to immediately re-audit the work of its previous auditor.

The Company intends to file its delinquent 10-K with accompanying audits as soon as possible. Any differences between the previous Amended Registration Statement and the proceeding 10-K Statement will be identified. In light of the above, the Company’s Board of Directors has determined that additional material weakness existed in the Company’s internal control over financial reporting and that disclosure controls and procedures were ineffective at December 31, 2014. The Company intends to amend its report on internal control over financial reporting and evaluation of disclosure controls and procedures to reflect this additional weakness. Other than disclosure concerning the above, and as of the date of this filing, management does not believe there will be any significant differences between the previous Amended Registration Statement and the proceeding Annual Report.

The Company’s management has not yet discussed this matter with an independent certifying accountant.

Section 8 - Other Events

Item 8.01 Other Events

Audit and 10-K

The Company’s Form 10-K filing for 2014 is late. As reported above, we must change auditors and will need time to complete their work in relation to our 10-K filing. The Company anticipates filing the Form 10-K as soon as practicable once the new auditor is hired and has the opportunity to complete their work.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSE OF BODS FITNESS, INC.

Dated: May 12, 2015	By:	/s/ Tammy Skalko
Tammy Skalko
Chief Executive Officer, President, and Director